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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):           April 7, 1997


                            TCF Financial Corporation
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



       0-16431                                            41-1591444
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Commission File Number                       (IRS Employer Identification No.)



          801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
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                    (Address of principal executive offices)



       (612) 661-6500
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Registrant's Telephone Number

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 Item 5.   OTHER EVENTS

          On April 7, 1997, TCF Financial Corporation (the "Registrant") completed the conversion of its savings bank subsidiaries to national banks and the Registrant became a national bank holding company. Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Registrant's press release relating to this event dated
          April 7, 1997.



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          99.1      Press Release dated  April 7, 1997.

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                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 11, 1997

                                   TCF FINANCIAL CORPORATION



                                   By   /s/ Ronald J. Palmer
                                        ------------------------------
                                        Ronald J. Palmer
                                   Its  Treasurer and Chief Financial Officer